Exhibit 10.3


                                LONG TERM AMENDED
                           AND RESTATED REVOLVING NOTE

US$20,000,000
                                                                   June 10, 1997
                                                           Minnetonka, Minnesota


         FOR VALUE RECEIVED, the undersigned, AG-CHEM EQUIPMENT CO., INC. a Minnesota corporation (the "Company"), hereby promises to pay to the order of NBD Bank ("Bank"), pursuant to the Long Term Second Amended and Restated Revolving Credit Agreement, entered into as of June 10, 1997 (as amended from time to time, the "Loan Agreement"), among the Company, NBD Bank, as agent ("NBD"), and the Lenders party thereto, including the Bank, at the main office of NBD in Detroit, Michigan, or such other location as may be designated by NBD from time to time, in accordance with the Loan Agreement, in immediately available funds, the principal sum of Twenty Million and 00/100 Dollars (US$20,000,000), or such lesser amount as is recorded on the books and records of NBD, on the Termination Date as may be agreed to under the Loan Agreement as amended from time to time, together with interest on the outstanding balance thereof as provided in the Loan Agreement. All payments of principal and interest shall be made in lawful money of the United States of America.

         NBD is hereby authorized by the Company to record on NBD's books and records, the date and amount of each Advance, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by NBD to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of all Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Loan Agreement. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Loan Agreement.

         This Note is subject to, and evidences the Advances made by Bank under the Loan Agreement, to which reference is hereby made for a statement of the circumstances and terms under which all or a portion of this Note is subject to prepayment and under which its due date may be accelerated and other terms applicable to this Note. An Event of Default under the Loan Agreement constitutes a default hereunder. During the period that any amount owing on this
Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), such amount shall bear interest at the Default Rate applicable to each Advance in effect from time to time or the maximum rate permitted by law, whichever is lower, for the period commencing on the due date until the same is paid in full. In addition to the foregoing, during the period that any other Event of Default has occurred and shall be continuing, the Company shall pay on demand, at the election of the Required Lenders, interest at the Default Rate or the maximum rate permitted by law, whichever is lower, on the outstanding principal amount of all the Obligations which are outstanding during such period from and after the date of any such demand.

         This Long Term Amended and Restated Revolving Note amends and restates, but does not satisfy, certain existing obligations of the Company evidenced by the Amended and Restated Revolving Note in the principal amount of $1,666,667 dated January 12, 1996, from the Company to National City Bank of Minneapolis, the Amended and Restated Revolving Note in the principal amount of $8,333,333 dated January 12, 1996, from the Company to Harris Trust and Savings Bank and the Amended and Restated Revolving Note in the principal amount of $15,000,000 dated January 12, 1996 from the Company to NBD.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. The Company further agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan and without giving effect to the choice of law principles of the State of Michigan.

                                          AG-CHEM EQUIPMENT CO., INC.
                                          a Minnesota corporation

                                          By: /s/ John Retherford
                                              John Retherford
                                              Its: Senior Vice President

                                LONG TERM AMENDED
                           AND RESTATED REVOLVING NOTE

US$5,000,000
                                                                   June 10, 1997
                                                           Minnetonka, Minnesota


         FOR VALUE RECEIVED, the undersigned, AG-CHEM EQUIPMENT CO., INC. a Minnesota corporation (the "Company"), hereby promises to pay to the order of The First National Bank of Chicago ("Bank"), pursuant to the Long Term Second Amended and Restated Revolving Credit Agreement, entered into as of June 10, 1997 (as amended from time to time, the "Loan Agreement"), among the Company, NBD Bank, as agent ("NBD"), and the Lenders party thereto, including the Bank, at the main office of NBD in Detroit, Michigan, or such other location as may be designated by NBD from time to time, in accordance with the Loan Agreement, in immediately available funds, the principal sum of the Equivalent Amount of Five Million and 00/100 Dollars (US$5,000,000), or such lesser amount as is recorded on the books and records of NBD, on the Termination Date as may be agreed to under the Loan Agreement as amended from time to time, together with interest on the outstanding balance thereof as provided in the Loan Agreement. All payments of principal and interest shall be made in lawful money of the Kingdom of the Netherlands.

         NBD is hereby authorized by the Company to record on NBD's books and records, the date and amount of each Advance, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by NBD to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of all Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Loan Agreement. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Loan Agreement.

         This Note is subject to, and evidences the Advances made by Bank under the Loan Agreement, to which reference is hereby made for a statement of the circumstances and terms under which all or a portion of this Note is subject to prepayment and under which its due date may be accelerated and other terms applicable to this Note. An Event of Default under the Loan Agreement constitutes a default hereunder. During the period that any amount owing on this
Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), such amount shall bear interest at the Default Rate applicable to each Advance in effect from time to time or the maximum rate permitted by law, whichever is lower, for the period commencing on the due date until the same is paid in full. In addition to the foregoing, during the period that any other Event of Default has occurred and shall be continuing, the Company shall pay on demand, at the election of the Required Lenders, interest at the Default Rate or the maximum rate permitted by law, whichever is lower, on the outstanding principal amount of all the Obligations which are outstanding during such period from and after the date of any such demand.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. The Company further agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan and without giving effect to the choice of law principles of the State of Michigan.

                                          AG-CHEM EQUIPMENT CO., INC.
                                          a Minnesota corporation

                                          By:      /s/ John Retherford
                                                   John Retherford
                                                   Its: Senior Vice President

                                LONG TERM AMENDED
                           AND RESTATED REVOLVING NOTE

US$5,000,000
                                                                   June 10, 1997
                                                           Minnetonka, Minnesota


         FOR VALUE RECEIVED, the undersigned, AG-CHEM EQUIPMENT CO., INC. a Minnesota corporation (the "Company"), hereby promises to pay to the order of First Chicago NBD Bank, Canada (the "Bank"), pursuant to the Long Term Second Amended and Restated Revolving Credit Agreement, entered into as of June 10, 1997 (as amended from time to time, the "Loan Agreement"), among the Company, NBD Bank, as agent ("NBD"), and the Lenders party thereto, including the Bank, at the main office of the Bank in Toronto, Ontario, or such other location as may be designated by NBD or the Bank from time to time, in accordance with the Loan Agreement, in immediately available funds, the principal sum of the Equivalent Amount of Five Million and 00/100 Dollars (US$5,000,000), or such lesser amount as is recorded on the books and records of the Bank, on the Termination Date as may be agreed to under the Loan Agreement as amended from time to time, together with interest on the outstanding balance thereof as provided in the Loan Agreement. All payments of principal and interest shall be made in lawful money of Canada.

         NBD and the Bank are hereby authorized by the Company to record on their books and records, the date and amount of each Advance, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by NBD or the Bank to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of all Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Loan Agreement. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Loan Agreement.

         This Note is subject to, and evidences the Advances made by Bank under the Loan Agreement, to which reference is hereby made for a statement of the circumstances and terms under which all or a portion of this Note is subject to prepayment and under which its due date may be accelerated and other terms applicable to this Note. An Event of Default under the Loan Agreement constitutes a default hereunder. During the period that any amount owing on this
Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), such amount shall bear interest at the Default Rate applicable to each Advance in effect from time to time or the maximum rate permitted by law, whichever is lower, for the period commencing on the due date until the same is paid in full. In addition to the foregoing, during the period that any other Event of Default has occurred and shall be continuing, the Company shall pay on demand, at the election of the Required Lenders, interest at the Default Rate or the maximum rate permitted by law, whichever is lower, on the outstanding principal amount of all the Obligations which are outstanding during such period from and after the date of any such demand.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. The Company further agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan and without giving effect to the choice of law principles of the State of Michigan.

                                       AG-CHEM EQUIPMENT CO., INC.
                                       a Minnesota corporation

                                       By:      /s/ John Retherford
                                                John Retherford
                                                Its: Senior Vice President

                                LONG TERM AMENDED
                           AND RESTATED REVOLVING NOTE

US$12,800,000
                                                                   June 10, 1997
                                                           Minnetonka, Minnesota


         FOR VALUE RECEIVED, the undersigned, AG-CHEM EQUIPMENT CO., INC. a Minnesota corporation (the "Company"), hereby promises to pay to the order of Harris Trust and Savings Bank ("Bank"), pursuant to the Long Term Second Amended and Restated Revolving Credit Agreement, entered into as of June 10, 1997 (as amended from time to time, the "Loan Agreement"), among the Company, NBD Bank, as agent ("NBD"), and the Lenders party thereto, including the Bank, at the main office of NBD in Detroit, Michigan, or such other location as may be designated by NBD from time to time, in accordance with the Loan Agreement, in immediately available funds, the principal sum of Twelve Million Eight Hundred Thousand and 00/100 Dollars (US$12,800,000), or such lesser amount as is recorded on the books and records of NBD, on the Termination Date as may be agreed to under the Loan Agreement as amended from time to time, together with interest on the outstanding balance thereof as provided in the Loan Agreement. All payments of principal and interest shall be made in lawful money of the United States of America.

         NBD is hereby authorized by the Company to record on NBD's books and records, the date and amount of each Advance, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by NBD to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of all Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Loan Agreement. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Loan Agreement.

         This Note is subject to, and evidences the Advances made by Bank under the Loan Agreement, to which reference is hereby made for a statement of the circumstances and terms under which all or a portion of this Note is subject to prepayment and under which its due date may be accelerated and other terms applicable to this Note. An Event of Default under the Loan Agreement constitutes a default hereunder. During the period that any amount owing on this
Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), such amount shall bear interest at the Default Rate applicable to each Advance in effect from time to time or the maximum rate permitted by law, whichever is lower, for the period commencing on the due date until the same is paid in full. In addition to the foregoing, during the period that any other Event of Default has occurred and shall be continuing, the Company shall pay on demand, at the election of the Required Lenders, interest at the Default Rate or the maximum rate permitted by law, whichever is lower, on the outstanding principal amount of all the Obligations which are outstanding during such period from and after the date of any such demand.

         This Long Term Amended and Restated Revolving Note amends and restates, but does not satisfy, certain existing obligations of the Company evidenced by the Amended and Restated Revolving Note in the principal amount of $1,666,667 dated January 12, 1996, from the Company to National City Bank of Minneapolis, the Amended and Restated Revolving Note in the principal amount of $8,333,333 dated January 12, 1996, from the Company to Harris Trust and Savings Bank and the Amended and Restated Revolving Note in the principal amount of $15,000,000 dated January 12, 1996 from the Company to NBD.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. The Company further agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan and without giving effect to the choice of law principles of the State of Michigan.

                                          AG-CHEM EQUIPMENT CO., INC.
                                          a Minnesota corporation

                                          By:      /s/  John Retherford
                                                   John Retherford
                                                   Its: Senior Vice President

                                LONG TERM AMENDED
                           AND RESTATED REVOLVING NOTE

US$3,200,000
                                                                   June 10, 1997
                                                           Minnetonka, Minnesota


         FOR VALUE RECEIVED, the undersigned, AG-CHEM EQUIPMENT CO., INC. a Minnesota corporation (the "Company"), hereby promises to pay to the order of Harris Trust and Savings Bank ("Bank"), pursuant to the Long Term Second Amended and Restated Revolving Credit Agreement, entered into as of June 10, 1997 (as amended from time to time, the "Loan Agreement"), among the Company, NBD Bank, as agent ("NBD"), and the Lenders party thereto, including the Bank, at the main office of NBD in Detroit, Michigan, or such other location as may be designated by NBD from time to time, in accordance with the Loan Agreement, in immediately available funds, the principal sum of the Equivalent Amount of Three Million Two Hundred Thousand and 00/100 Dollars (US$3,200,000), or such lesser amount as is recorded on the books and records of NBD, on the Termination Date as may be agreed to under the Loan Agreement as amended from time to time, together with interest on the outstanding balance thereof as provided in the Loan Agreement. All payments of principal and interest shall be made in lawful money of the Kingdom of the Netherlands.

         NBD is hereby authorized by the Company to record on NBD's books and records, the date and amount of each Advance, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by NBD to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of all Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Loan Agreement. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Loan Agreement.

         This Note is subject to, and evidences the Advances made by Bank under the Loan Agreement, to which reference is hereby made for a statement of the circumstances and terms under which all or a portion of this Note is subject to prepayment and under which its due date may be accelerated and other terms applicable to this Note. An Event of Default under the Loan Agreement constitutes a default hereunder. During the period that any amount owing on this
Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), such amount shall bear interest at the Default Rate applicable to each Advance in effect from time to time or the maximum rate permitted by law, whichever is lower, for the period commencing on the due date until the same is paid in full. In addition to the foregoing, during the period that any other Event of Default has occurred and shall be continuing, the Company shall pay on demand, at the election of the Required Lenders, interest at the Default Rate or the maximum rate permitted by law, whichever is lower, on the outstanding principal amount of all the Obligations which are outstanding during such period from and after the date of any such demand.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. The Company further agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan and without giving effect to the choice of law principles of the State of Michigan.

                                      AG-CHEM EQUIPMENT CO., INC.
                                      a Minnesota corporation

                                      By:      /s/ John Retherford
                                               John Retherford
                                               Its: Senior Vice President

                                LONG TERM AMENDED
                           AND RESTATED REVOLVING NOTE

US$7,200,000
                                                                   June 10, 1997
                                                           Minnetonka, Minnesota


         FOR VALUE RECEIVED, the undersigned, AG-CHEM EQUIPMENT CO., INC. a Minnesota corporation (the "Company"), hereby promises to pay to the order of Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A., "Rabobank Netherlands", New York Branch ("Bank"), pursuant to the Long Term Second Amended and Restated Revolving Credit Agreement, entered into as of June 10, 1997 (as amended from time to time, the "Loan Agreement"), among the Company, NBD Bank, as agent ("NBD"), and the Lenders party thereto, including the Bank, at the main office of NBD in Detroit, Michigan, or such other location as may be designated by NBD from time to time, in accordance with the Loan Agreement, in immediately available funds, the principal sum of Seven Million Two Hundred Thousand and 00/100 Dollars (US$7,200,000), or such lesser amount as is recorded on the books and records of NBD, on the Termination Date as may be agreed to under the Loan Agreement as amended from time to time, together with interest on the outstanding balance thereof as provided in the Loan Agreement. All payments of principal and interest shall be made in lawful money of the United States of America.

         NBD is hereby authorized by the Company to record on NBD's books and records, the date and amount of each Advance, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by NBD to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of all Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Loan Agreement. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Loan Agreement.

         This Note is subject to, and evidences the Advances made by Bank under the Loan Agreement, to which reference is hereby made for a statement of the circumstances and terms under which all or a portion of this Note is subject to prepayment and under which its due date may be accelerated and other terms applicable to this Note. An Event of Default under the Loan Agreement constitutes a default hereunder. During the period that any amount owing on this
Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), such amount shall bear interest at the Default Rate applicable to each Advance in effect from time to time or the maximum rate permitted by law, whichever is lower, for the period commencing on the due date until the same is paid in full. In addition to the foregoing, during the period that any other Event of Default has occurred and shall be continuing, the Company shall pay on demand, at the election of the Required Lenders, interest at the Default Rate or the maximum rate permitted by law, whichever is lower, on the outstanding principal amount of all the Obligations which are outstanding during such period from and after the date of any such demand.

         This Long Term Amended and Restated Revolving Note amends and restates, but does not satisfy, certain existing obligations of the Company evidenced by the Amended and Restated Revolving Note in the principal amount of $1,666,667 dated January 12, 1996, from the Company to National City Bank of Minneapolis, the Amended and Restated Revolving Note in the principal amount of $8,333,333 dated January 12, 1996, from the Company to Harris Trust and Savings Bank and the Amended and Restated Revolving Note in the principal amount of $15,000,000 dated January 12, 1996 from the Company to NBD.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. The Company further agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan and without giving effect to the choice of law principles of the State of Michigan.

                                     AG-CHEM EQUIPMENT CO., INC.
                                     a Minnesota corporation

                                     By:      /s/ John Retherford
                                              John Retherford
                                              Its: Senior Vice President

                                LONG TERM AMENDED
                           AND RESTATED REVOLVING NOTE

US$1,800,000
                                                                   June 10, 1997
                                                           Minnetonka, Minnesota


         FOR VALUE RECEIVED, the undersigned, AG-CHEM EQUIPMENT CO., INC. a Minnesota corporation (the "Company"), hereby promises to pay to the order of Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A., "Rabobank Netherlands", New York Branch ("Bank"), pursuant to the Long Term Second Amended and Restated Revolving Credit Agreement, entered into as of June 10, 1997 (as amended from time to time, the "Loan Agreement"), among the Company, NBD Bank, as agent ("NBD"), and the Lenders party thereto, including the Bank, at the main office of NBD in Detroit, Michigan, or such other location as may be designated by NBD from time to time, in accordance with the Loan Agreement, in immediately available funds, the principal sum of the Equivalent Amount of One Million Eight Hundred Thousand and 00/100 Dollars (US$1,800,000), or such lesser amount as is recorded on the books and records of NBD, on the Termination Date as may be agreed to under the Loan Agreement as amended from time to time, together with interest on the outstanding balance thereof as provided in the Loan Agreement. All payments of principal and interest shall be made in lawful money of the Kingdom of the Netherlands.

         NBD is hereby authorized by the Company to record on NBD's books and records, the date and amount of each Advance, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by NBD to record any such information shall not relieve the Company of its obligation to repay the outstanding principal amount of all Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Loan Agreement. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Loan Agreement.

         This Note is subject to, and evidences the Advances made by Bank under the Loan Agreement, to which reference is hereby made for a statement of the circumstances and terms under which all or a portion of this Note is subject to prepayment and under which its due date may be accelerated and other terms applicable to this Note. An Event of Default under the Loan Agreement constitutes a default hereunder. During the period that any amount owing on this
Note is not paid in full when due (whether at stated maturity, by acceleration or otherwise), such amount shall bear interest at the Default Rate applicable to each Advance in effect from time to time or the maximum rate permitted by law, whichever is lower, for the period commencing on the due date until the same is paid in full. In addition to the foregoing, during the period that any other Event of Default has occurred and shall be continuing, the Company shall pay on demand, at the election of the Required Lenders, interest at the Default Rate or the maximum rate permitted by law, whichever is lower, on the outstanding principal amount of all the Obligations which are outstanding during such period from and after the date of any such demand.

         The Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Note. The Company further agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within the State of Michigan and without giving effect to the choice of law principles of the State of Michigan.

                                         AG-CHEM EQUIPMENT CO., INC.
                                         a Minnesota corporation

                                         By:      /s/ John Retherford
                                                  John Retherford
                                                  Its: Senior Vice President